                                                                    Exhibit 23.2
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 21, 1999, relating to the consolidated financial statements which appears in Preview Travel, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP

San Francisco, California
July 19, 1999